UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 12, 2001

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                   Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 14 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the second quarter of 2001.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued July 12, 2001

July 12, 2001

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                                                                                      MEDIA
Tom A. Nicholson                               Scott E. Reed                                                          Bob Denham
Senior Vice President                        Sr. Exec. Vice President                                        Senior Vice President
Investor Relations                             Chief Financial Officer                                          Public Relations
(336) 733-3058                                  (336) 733-3088                                                       (336) 733-1002

BB&T reports 15.9% increase in 2nd quarter earnings

           WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today second quarter 2001 earnings totaling $255.1 million, or $.60 per diluted share, excluding $24.3 million in after-tax nonrecurring items associated primarily with the second quarter merger with Century South Banks, Inc., and systems conversion costs related to other mergers. Net income, excluding nonrecurring items, increased 15.9% in the second quarter of 2001 compared to the prior year, while diluted earnings per share increased 15.4% compared to second quarter 2000 recurring results.

           BB&T's second quarter 2001 results, excluding nonrecurring items, generated an annualized return on average assets of 1.60% and an annualized return on average shareholders' equity of 19.52%, compared to prior year ratios of 1.54% and 19.85%, respectively.

           BB&T's "cash basis" operating results, which exclude the effects of intangible assets and the related amortization expenses, improved in the second quarter of 2001 compared to 2000. Recurring cash basis earnings totaled $272.3 million for the second quarter of 2001, or $.64 per diluted share, increases of 15.5% and 16.4%, respectively, compared to prior year results. Cash basis earnings for the current quarter generated an annualized return on average tangible assets of 1.73% and an annualized return on average tangible shareholders' equity of 24.60%.

           "We are very pleased to announce a successful second quarter," said Chairman and Chief Executive Officer John A. Allison. "We have achieved our earnings goals in a slowing national economy and a difficult interest rate environment. While our levels of nonperforming assets and credit losses have increased in response to the economic slowdown, our credit quality remains strong and very favorable in comparison to industry averages. We benefited from strong growth in noninterest income and careful control of expenses during the quarter."

           For the six months ended June 30, BB&T's net income was $502.4 million, or $1.18 per diluted share, excluding net after-tax nonrecurring charges totaling $49.3 million. These earnings reflect increases of 15.5% and 15.7%, respectively, compared to 2000. Recurring earnings for the first six months of 2001 yielded an annualized return on average assets of 1.60% and an annualized return on average equity of 19.62%, compared to prior year ratios of 1.54% and 19.85%, respectively.

           Including the nonrecurring items, net income for the second quarter of 2001 totaled $230.8 million, an increase of 32.6% compared to $174.1 million earned in the second quarter of 2000. On a diluted per share basis, net income for the quarter was $.54, an increase of 31.7% compared to $.41 earned in 2000. For the first six months of 2001, net income was $453.1 million, an increase of 22.8% compared to $369.0 million earned in 2000. On a diluted per share basis, net income was $1.06 for the six months ended June 30, 2001, an increase of 21.8% compared to $.87 earned in 2000.

BB&T Increases Cash Dividend

           On June 26, BB&T's board of directors approved a 13% increase in the quarterly cash dividend paid to shareholders. The increase, to $.26 per share, marks the 29th consecutive year that BB&T has increased the quarterly cash dividend.

Noninterest Income Increases a Healthy 26.2%

           BB&T's noninterest income, excluding nonrecurring items, totaled $320.1 million for the second quarter, reflecting an increase of 26.2% compared to the second quarter of 2000. This increase was driven by substantially higher mortgage banking income, growth in service charges on deposits, increased trust revenue and growth in insurance commissions from BB&T's agency network.

           The declining interest rate environment during the first six months of 2001 has benefited BB&T through increased mortgage originations and mortgage banking income, which totaled $49.8 million for the second quarter of 2001, an increase of 97.7% compared to the same period last year. Service charges on deposits totaled $83.9 million for the quarter, an increase of 23.8% compared to the second quarter of 2000. Trust income totaled $23.0 million for the second quarter, up 17.1% compared to 2000, reflecting growth in BB&T's trust relationships. Agency insurance commissions totaled $42.8 million for the second quarter, an increase of 31.4% compared to the second quarter of 2000. This growth resulted from higher property and casualty, group health and surety insurance commissions, as well as the purchase of eight additional insurance agencies in the past year.

           Excluding purchase accounting transactions, noninterest income would have totaled $303.4 million in the second quarter, reflecting an increase of 19.6% compared to the same period in 2000.

Nonperforming Assets Increase - Overall Asset Quality Remains Strong

           Consistent with the slowing economy, BB&T's nonperforming asset levels and credit losses rose in the second quarter. Nonperforming assets as a percentage of total assets increased to .44% compared to .29% at June 30, 2000, while net charge-offs amounted to .35% of average loans and leases for the second quarter of 2001 compared to .25% in the second quarter last year. Over the long term, BB&T's net charge-offs have been substantially below industry averages, and current levels remain significantly better than the most recently published industry averages. Excluding losses at BB&T's specialized lending subsidiaries, net charge-offs for the second quarter were .29%.

Noninterest Expense Control Continues

           BB&T has consistently met or exceeded overall projected cost savings goals associated with the integration of mergers and acquisitions. This success in the execution of acquisitions, together with an on-going emphasis on controlling expenses, has produced improved efficiency ratios and low rates of growth in noninterest expenses. Recurring noninterest expense for the second quarter of 2001 was $473.5 million, an increase of 7.7% compared to the second quarter of 2000. Excluding the effects of purchase accounting, noninterest expense would have totaled $447.7 million for the second quarter, an increase of 1.8% compared to the second quarter of 2000. BB&T's efficiency ratio for the second quarter of 2001 was 51.4% compared to 53.6% for the same period in 2000. On a cash basis, the efficiency ratio was 49.5% for the second quarter, compared to a prior year ratio of 51.4%.

Loans Grow 12% Led by Commercial Loans

           BB&T continued to enjoy healthy loan growth in the second quarter, particularly in light of the slowing economy. Average loans and leases were $44.0 billion for the second quarter, reflecting an increase of 12.0% compared to the same period last year. By major category, commercial loans and leases increased $2.8 billion, or 13.5%; consumer loans increased $602.0 million, or 6.0%; mortgage loans increased $1.2 billion, or 15.1%; and revolving credit increased $145.1 million, or 20.4%. Excluding the effects of loans acquired through purchase acquisitions and the effects of loan securitization programs, average total loans and leases would have been $45.6 billion for the second quarter, an increase of $4.5 billion, or 11.0%, compared to the second quarter of 2000.

Net Interest Income Growth Slows as Margins Tighten

           BB&T's recurring net interest income on a fully taxable equivalent basis totaled $602.2 million for the second quarter, an increase of $37.6 million, or 6.7%, compared to the second quarter of 2000. The net interest margin was 4.11% for the second quarter, down from 4.21% in the comparable period last year, but essentially the same as the first quarter of this year. The tightening margin resulted because the rapidly changing interest rate environment affected interest-sensitive loans more quickly than less interest-sensitive sources of funds. The yield earned on average loans during the second quarter was 8.60%, down .73% compared to the second quarter last year, while the rate paid for interest-bearing deposits averaged 4.43% for the second quarter, down .22% compared to 2000.

BB&T Expands in Fast-Growing Markets

           On July 10, BB&T announced plans to acquire Community First Banking Company of Carrollton, Ga. ("CFBC"). CFBC has approximately $548.1 million in assets and operates nine banking offices in western Georgia. The acquisition expands BB&T's presence in the metropolitan Atlanta area and gives BB&T the seventh largest deposit market share in Georgia, a state BB&T entered only two years ago.

           On June 7, BB&T completed its acquisition of Century South Banks, Inc. of Alpharetta, Ga. This merger expanded BB&T's Georgia franchise in the vibrant metropolitan Atlanta market, as well as Savannah, Macon and north Georgia. Century South has approximately $1.6 billion in assets and operates 40 banking offices.

           On June 27, BB&T completed its acquisition of Virginia Capital Bancshares of Fredericksburg, Va. ("VCAP"). VCAP has approximately $532.7 million in assets and operates four banking offices. Through this purchase, BB&T attained the No. 1 deposit market share in the emerging high-tech center of Fredericksburg, along the I-95 corridor between Richmond and Washington, D.C.

           BB&T also has a pending merger with F&M National Corporation of Winchester, Va. ("F&M"). With approximately $4.0 billion in assets, F&M operates 163 banking offices, 13 mortgage banking offices, three trust offices, and six insurance offices. When this merger is complete, BB&T will hold the fourth largest deposit market share in Virginia and the No. 5 market share position in Washington, D.C.

           At June 30, BB&T had $64.7 billion in assets and 932 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Alabama and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on July 11 was $35.30 per share.

           For additional information about BB&T's financial performance, products and services, please visit our web site at www.BBandT.com.

           To hear a live webcast of BB&T's second quarter earnings conference call at 11 a.m. today, please visit our web site at www.BBandT.com. Replays of the conference call will be available through our web site until 5 p.m. (EDT) Friday, July 27, 2001.

#

      This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T's filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T's forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

      BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	6/30/01	6/30/00	$	%

INCOME STATEMENT EXCLUDING NONRECURRING ITEMS
Interest income - taxable equivalent	$1,207,064	$1,154,050	$53,014	4.6%
Interest expense	604,884	589,492	15,392	2.6
Net interest income - taxable equivalent	602,180	564,558	37,622	6.7
Less: Taxable equivalent adjustment	53,080	24,859	28,221	113.5
Net interest income	549,100	539,699	9,401	1.7
Provision for loan & lease losses	39,398	25,326	14,072	55.6
Net interest income after provision for loan & lease losses	509,702	514,373	(4,671)	(.9)
Noninterest income (3)	320,119	253,596	66,523	26.2
Noninterest expense (4)	473,501	439,696	33,805	7.7
Income before income taxes	356,320	328,273	28,047	8.5
Provision for income taxes	101,186	108,121	(6,935)	(6.4)
Income excluding nonrecurring items	255,134	220,152	34,982	15.9
Nonrecurring items, net of tax	24,329	46,056	(21,727)	NM
Net income	$230,805	$174,096	$56,709	32.6%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS
Basic earnings	$.61	$.52	$.09	17.3%
Diluted earnings	.60	.52	.08	15.4
Weighted average shares - Basic	420,692,786	421,190,364
Diluted	426,623,357	426,399,394
Dividends paid on common shares	$.23	$.20	$.03	15.0%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS
Return on average assets	1.60%	1.54%
Return on average equity	19.52	19.85
Net yield on earning assets (taxable equivalent)	4.11	4.21
Efficiency (taxable equivalent) (1)	51.4	53.6
CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)
Net Income	$272,275	$235,720	$36,555	15.5%
Diluted earnings per share	.64	.55	.09	16.4
Return on average tangible assets	1.73%	1.67%
Return on average tangible equity	24.60	25.20
Efficiency ratio (taxable equivalent) (1)	49.5	51.4

	For the Three Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	6/30/01	6/30/00	$	%

Interest income - taxable equivalent	$1,206,476	$1,154,050	$52,426	4.5%
Interest expense	604,884	589,492	15,392	2.6
Net interest income - taxable equivalent	601,592	564,558	37,034	6.6
Less: Taxable equivalent adjustment	53,080	24,859	28,221	113.5
Net interest income	548,512	539,699	8,813	1.6
Provision for loan & lease losses	43,898	29,076	14,822	51.0
Net interest income after provision for loan & lease losses	504,614	510,623	(6,009)	(1.2)
Noninterest income	333,187	212,786	120,401	56.6
Noninterest expense	518,663	465,576	53,087	11.4
Income before income taxes	319,138	257,833	61,305	23.8
Provision for income taxes	88,333	83,737	4,596	5.5
Net income	$230,805	$174,096	$56,709	32.6%

PER SHARE DATA
Basic earnings	$.55	$.41	$.14	34.1%
Diluted earnings	.54	.41	.13	31.7
Weighted average shares - Basic	420,692,786	421,190,364
Diluted	426,623,357	426,399,394
Dividends paid on common shares	$.23	$.20	$.03	15.0%

PERFORMANCE RATIOS
Return on average assets	1.45%	1.22%
Return on average equity	17.66	15.70
Net yield on earning assets (taxable equivalent)	4.10	4.21
Efficiency (taxable equivalent) (1)	51.4	53.6

NOTES:		Applicable ratios are annualized.
	(1)	Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods
	(2)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity

	(3)	Excluding purchase accounting transactions, noninterest income would have increased $49.8 million, or 19.6%, for the quarter compared to the same period in 2000
	(4)	Excluding purchase accounting transactions, noninterest expense would have increased $8.0 million, or 1.8%, for the quarter compared to the same period in 2000
	NM	- not meaningful

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	6/30/01	6/30/00	$	%

INCOME STATEMENT EXCLUDING NONRECURRING ITEMS
Interest income - taxable equivalent	$2,451,987	$2,256,968	$195,019	8.6%
Interest expense	1,259,535	1,134,620	124,915	11.0
Net interest income - taxable equivalent	1,192,452	1,122,348	70,104	6.2
Less: Taxable equivalent adjustment	101,683	49,309	52,374	106.2
Net interest income	1,090,769	1,073,039	17,730	1.7

Provision for loan & lease losses	71,574	51,276	20,298	39.6
Net interest income after provision for loan & lease losses	1,019,195	1,021,763	(2,568)	(.3)
Noninterest income	612,867	496,022	116,845	23.6
Noninterest expense	923,955	870,354	53,601	6.2
Income before income taxes	708,107	647,431	60,676	9.4
Provision for income taxes	205,705	212,632	(6,927)	(3.3)
Income excluding nonrecurring items	502,402	434,799	67,603	15.5
Nonrecurring items, net of tax	49,274	65,839	(16,565)	NM
Net income	$453,128	$368,960	$84,168	22.8%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS
Basic earnings	$1.19	$1.03	$.16	15.5%
Diluted earnings	1.18	1.02	.16	15.7
Weighted average shares - Basic	421,294,032	420,911,258
Diluted	427,515,463	425,867,326
Dividends paid on common shares	$.46	$.40	$.06	15.0%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS
Return on average assets	1.60%	1.54%
Return on average equity	19.62	19.85
Net yield on earning assets (taxable equivalent)	4.10	4.23
Noninterest income as a percentage of
total income (taxable equivalent) (1)	33.7	30.7
Efficiency (taxable equivalent) (1)	51.3	53.7

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)
Net Income	$536,183	$465,469	$70,714	15.2%
Diluted earnings per share	1.25	1.09	.16	14.7
Return on average tangible assets	1.73%	1.67%
Return on average tangible equity	24.73	25.30
Efficiency ratio (taxable equivalent) (1)	49.3	51.7

	For the Six Months Ended		Increase (Decrease)
(Dollars in thousands, except per share data)	6/30/01	6/30/00	$	%

INCOME STATEMENT
Interest income - taxable equivalent	$2,451,399	$2,256,968	$194,431	8.6%
Interest expense	1,259,535	1,134,620	124,915	11.0
Net interest income - taxable equivalent	1,191,864	1,122,348	69,516	6.2
Less: Taxable equivalent adjustment	101,683	49,309	52,374	106.2
Net interest income	1,090,181	1,073,039	17,142	1.6
Provision for loan & lease losses	84,924	56,526	28,398	50.2
Net interest income after provision for loan & lease losses	1,005,257	1,016,513	(11,256)	(1.1)
Noninterest income	652,065	454,931	197,134	43.3
Noninterest expense	1,022,973	926,864	96,109	10.4
Income before income taxes	634,349	544,580	89,769	16.5
Provision for income taxes	181,221	175,620	5,601	3.2
Net income	$453,128	$368,960	$84,168	22.8%

PER SHARE DATA
Basic earnings	$1.08	$.88	$.20	22.7%
Diluted earnings	1.06	.87	.19	21.8
Weighted average shares - Basic	421,294,032	420,911,258
Diluted	427,515,463	425,867,326
Dividends paid on common shares	$.46	$.40	$.06	15.0%

PERFORMANCE RATIOS
Return on average assets	1.44%	1.31%
Return on average equity	17.69	16.84
Net yield on earning assets (taxable equivalent)	4.10	4.23
Efficiency (taxable equivalent) (1)	51.3	53.7

NOTES:		Applicable ratios are annualized.
	(1)	Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
	(2)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
	NM	- not meaningful

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended		Increase (Decrease)
(Dollars in thousands)	6/30/01	6/30/00	$	%

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$14,490,894	$13,106,164	$1,384,730	10.6
Securities held to maturity	38,249	388,692	(350,443)	(90.2)
Trading securities	120,381	127,344	(6,963)	(5.5)
Total securities	14,649,524	13,622,200	1,027,324	7.5
Commercial loans & leases	23,856,922	20,966,201	2,890,721	13.8
Consumer loans	10,772,437	10,312,950	459,487	4.5
Revolving credit loans	876,465	710,649	165,816	23.3
Mortgage loans	9,048,524	7,877,956	1,170,568	14.9
Total loans & leases	44,554,348	39,867,756	4,686,592	11.8
Allowance for loan & lease losses	588,926	515,806	73,120	14.2
Other earning assets	309,921	421,702	(111,781)	(26.5)
Total earning assets	59,115,932	54,415,119	4,700,813	8.6
Total assets	64,733,769	58,238,087	6,495,682	11.2
Noninterest-bearing deposits	5,643,208	5,490,948	152,260	2.8
Savings & interest checking	2,421,322	3,073,083	(651,761)	(21.2)
Money rate savings	12,349,867	10,125,733	2,224,134	22.0
CD's and other time deposits	20,970,361	20,156,448	813,913	4.0
Total deposits	41,384,758	38,846,212	2,538,546	6.5
Short-term borrowed funds	5,553,996	6,474,064	(920,068)	(14.2)
Long-term debt	10,864,249	7,628,326	3,235,923	42.4
Total interest-bearing liabilities	52,159,795	47,457,654	4,702,141	9.9
Total shareholders' equity	$5,441,792	$4,513,383	$928,409	20.6

Average balances
Securities, at amortized cost	$14,478,054	$14,030,066	$447,988	3.2%
Commercial loans & leases	23,433,027	20,485,570	2,947,457	14.4
Consumer loans	10,663,140	9,965,248	697,892	7.0
Revolving credit loans	847,796	704,676	143,120	20.3
Mortgage loans	8,513,832	7,584,676	929,156	12.3
Total loans & leases	43,457,795	38,740,170	4,717,625	12.2
Other earning assets	326,652	397,569	(70,917)	(17.8)
Total earning assets	58,262,501	53,167,805	5,094,696	9.6
Total assets	63,462,467	56,811,547	6,650,920	11.7
Noninterest-bearing deposits	5,225,668	5,231,789	(6,121)	(.1)
Savings & interest checking	2,641,991	3,396,733	(754,742)	(22.2)
Money rate savings	11,739,360	9,844,975	1,894,385	19.2
CD's and other time deposits	20,753,287	19,210,761	1,542,526	8.0
Total deposits	40,360,306	37,684,258	2,676,048	7.1
Short-term borrowed funds	5,994,985	7,282,625	(1,287,640)	(17.7)
Long-term debt	10,616,315	6,647,988	3,968,327	59.7
Total interest-bearing liabilities	51,745,938	46,383,082	5,362,856	11.6
Total shareholders' equity	$5,164,595	$4,405,766	$758,829	17.2

	As of / For the Quarter Ended
(Dollars in thousands)	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00
MISCELLANEOUS INFORMATION (1)

Unrealized appreciation (depreciation) on
securities available for sale, net of tax	$240,169	$237,629	$100,226	$(140,503)	$(315,997)
Derivatives (notional value)	253,817	334,767	825,878	1,752,086	2,354,529
Unrealized (loss) gain on derivatives portfolio	413	1,577	348	5,864	(2,887)
Common stock prices (daily close): High	37.01	37.88	38.25	30.44	31.75
Low	34.25	31.42	27.38	24.06	23.88
End of period	36.70	35.17	37.31	30.13	23.88
Weighted average shares - Basic	420,692,786	421,901,958	418,316,769	421,086,144	421,190,364
Diluted	426,623,357	428,417,481	424,306,754	426,040,634	426,399,394
End of period shares outstanding	424,987,963	422,375,771	423,049,641	419,243,274	421,359,323
End of period banking offices	932	933	928	897	904

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	BB&T had approximately 18,400 full-time equivalent employees at June 30, 2001.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands, except per share data)	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00

INCOME STATEMENTS EXCLUDING
NONRECURRING ITEMS
Interest income - taxable equivalent
Interest & fees on loans & leases	$943,006	$974,703	$988,291	$954,681	$911,624
Interest & dividends on securities	260,439	265,388	260,415	256,513	236,338
Interest on short-term investments	3,619	4,832	6,202	5,656	6,088
Total interest income - taxable equivalent	1,207,064	1,244,923	1,254,908	1,216,850	1,154,050
Interest expense
Interest on deposits	394,369	418,423	428,994	418,505	378,092
Interest on short-term borrowed funds	58,465	87,990	110,155	94,715	106,510
Interest on long-term debt	152,050	148,238	132,709	132,213	104,890
Total interest expense	604,884	654,651	671,858	645,433	589,492
Net interest income - taxable equivalent	602,180	590,272	583,050	571,417	564,558
Less: Taxable equivalent adjustment	53,080	48,603	53,366	28,573	24,859
Net interest income	549,100	541,669	529,684	542,844	539,699
Provision for loan & lease losses	39,398	32,176	35,953	25,103	25,326
Net interest income after provision for
loan & lease losses	509,702	509,493	493,731	517,741	514,373
Noninterest income
Service charges on deposits	83,893	75,479	73,649	71,849	67,788
Mortgage banking income	49,774	40,266	26,555	24,279	25,173
Investment banking & brokerage fees & commissions	42,584	43,346	39,010	36,876	41,653
Trust revenue	23,000	24,143	17,828	20,477	19,639
Agency insurance commissions	42,796	39,465	37,375	36,275	32,579
Other insurance commissions	3,444	2,750	3,839	3,831	3,785
Other nondeposit fees & commissions	44,519	41,539	44,220	39,587	36,864
Securities gains (losses), net	3,709	2,942	5,242	530	(304)
Other income	26,400	22,818	20,990	26,683	26,419
Total noninterest income	320,119	292,748	268,708	260,387	253,596
Noninterest expense
Personnel expense	260,580	254,494	235,752	234,321	234,963
Occupancy & equipment expense	69,756	69,911	65,060	66,699	64,942
Foreclosed property expense	1,201	297	1,989	614	949
Amortization of intangibles	17,735	17,232	15,837	15,558	15,774
Other noninterest expense	124,229	108,520	105,690	114,703	123,068
Total noninterest expense	473,501	450,454	424,328	431,895	439,696
Income before income taxes	356,320	351,787	338,111	346,233	328,273
Provision for income taxes	101,186	104,519	101,330	111,841	108,121
Net income	$255,134	$247,268	$236,781	$234,392	$220,152

PER SHARE DATA EXCLUDING
NONRECURRING ITEMS
Basic earnings	$.61	$.59	$.57	$.56	$.52
Diluted earnings	.60	.58	.56	.55	.52
Dividends paid on common shares	.23	.23	.23	.23	.20
Book value per common share	$12.80	$12.33	$11.90	$10.94	$10.71

RATIOS EXCLUDING
NONRECURRING ITEMS
Return on average assets	1.60%	1.59%	1.57%	1.59%	1.54%
Return on average equity	19.52	19.72	20.03	20.00	19.85
Net yield on earning assets (taxable equivalent)	4.11	4.10	4.18	4.17	4.21
Efficiency (taxable equivalent) (1)	51.4	51.1	49.9	51.9	53.6
Noninterest income as a percentage of
total income (taxable equivalent) (1)	34.4	32.9	31.1	31.3	31.0
Equity as a percentage of total assets
end of period	8.4	8.2	8.0	7.7	7.7
Average earning assets as a percentage of
average total assets	91.7	91.9	92.9	93.1	93.5
Average loans & leases as a percentage of
average deposits	107.1	108.3	105.9	103.6	103.1

CASH BASIS PERFORMANCE (2)
Cash basis earnings excluding nonrecurring items	$272,275	$263,908	$252,197	$249,376	$235,720
Diluted cash basis earnings per share	.64	.62	.59	.59	.55
Return on average tangible assets	1.73%	1.72%	1.69%	1.71%	1.67%
Return on average tangible equity	24.60	24.87	25.15	25.05	25.20
Efficiency ratio (taxable equivalent) (1)	49.5	49.2	48.0	50.0	51.4

NOTES:		Applicable ratios are annualized.
	(1)	Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
	(2)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands)	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$14,490,894	$14,519,495	$14,495,830	$13,816,603	$13,106,164
Securities held to maturity	38,249	54,518	88,578	108,030	388,692
Trading securities	120,381	187,218	96,719	132,543	127,344
Total securities	14,649,524	14,761,231	14,681,127	14,057,176	13,622,200
Commercial loans & leases	23,856,922	23,383,011	22,848,164	21,380,014	20,966,201
Consumer loans	10,772,437	10,663,807	10,724,769	10,534,118	10,312,950
Revolving credit loans	876,465	844,148	845,259	796,173	710,649
Mortgage loans	9,048,524	8,877,927	8,108,229	7,924,390	7,877,956
Total loans & leases	44,554,348	43,768,893	42,526,421	40,634,695	39,867,756
Allowance for loan & lease losses	588,926	573,877	550,599	532,344	515,806
Other earning assets	309,921	246,885	313,685	378,806	421,702
Total earning assets	59,115,932	58,382,988	57,351,835	55,289,905	54,415,119
Total assets	64,733,769	63,786,046	62,575,133	59,893,353	58,238,087
Noninterest-bearing deposits	5,643,208	5,351,485	5,480,778	5,249,715	5,490,948
Savings & interest checking	2,421,322	2,454,218	2,580,923	2,741,493	3,073,083
Money rate savings	12,349,867	12,120,055	11,505,630	10,544,978	10,125,733
CD's and other time deposits	20,970,361	20,499,857	20,945,956	19,942,599	20,156,448
Total deposits	41,384,758	40,425,615	40,513,287	38,478,785	38,846,212
Short-term borrowed funds	5,553,996	5,831,945	7,139,003	6,876,469	6,474,064
Long-term debt	10,864,249	10,912,232	8,625,100	8,653,786	7,628,326
Total interest-bearing liabilities	52,159,795	51,818,307	50,796,612	48,759,325	47,457,654
Total shareholders' equity	5,441,792	5,209,096	5,033,834	4,587,135	4,513,383
Goodwill	795,216	787,507	760,345	688,982	676,724
Core deposit & other intangibles	14,793	15,708	16,598	17,557	19,977
Total intangibles	810,009	803,215	776,943	706,539	696,701
Mortgage servicing rights	295,386	237,826	239,088	218,884	193,875
Negative goodwill	$11,143	$12,704	$14,264	$15,825	$17,385

Average balances
Securities, at amortized cost	$14,420,181	$14,536,570	$14,218,232	$14,226,221	$14,074,766
Commercial loans & leases	23,633,446	23,230,381	21,923,857	21,344,810	20,820,466
Consumer loans	10,693,207	10,632,739	10,435,547	10,279,691	10,091,195
Revolving credit loans	857,563	837,920	784,685	745,481	712,486
Mortgage loans	8,797,828	8,226,680	8,046,280	7,808,324	7,643,895
Total loans & leases	43,982,044	42,927,720	41,190,369	40,178,306	39,268,042
Other earning assets	317,206	336,203	324,551	302,980	359,098
Total earning assets	58,719,431	57,800,493	55,733,152	54,707,507	53,701,906
Total assets	64,021,438	62,897,285	59,971,769	58,777,567	57,431,995
Noninterest-bearing deposits	5,340,196	5,109,867	5,161,109	5,290,402	5,365,422
Savings & interest checking	2,585,498	2,699,111	2,744,853	2,956,671	3,297,466
Money rate savings	12,042,107	11,433,249	10,818,523	10,153,485	9,984,073
CD's and other time deposits	21,092,464	20,410,341	20,154,364	20,394,300	19,437,476
Total deposits	41,060,265	39,652,568	38,878,849	38,794,858	38,084,437
Short-term borrowed funds	5,518,060	6,477,209	6,892,261	5,959,378	7,146,093
Long-term debt	10,877,561	10,352,166	8,573,106	8,524,444	6,945,887
Total interest-bearing liabilities	52,115,690	51,372,076	49,183,107	47,988,278	46,810,995
Total shareholders' equity	$5,241,999	$5,086,331	$4,702,357	$4,661,237	$4,461,140

RISK-BASED CAPITAL *
Risk-based capital:
Tier 1	$4,458,980	$4,260,723	$4,241,646	$4,076,951	$4,184,985
Total	5,559,381	5,465,679	5,423,376	5,241,562	5,333,087
Risk-weighted assets	47,006,475	45,789,912	44,956,078	42,908,696	41,459,945
Average quarterly tangible assets	62,924,543	61,860,610	59,184,965	58,066,780	57,033,926
Risk-based capital ratios:
Tier 1	9.5%	9.3%	9.4%	9.5%	10.1%
Total	11.8	11.9	12.1	12.2	12.9
Leverage capital ratio	7.1	6.9	7.2	7.0	7.3

NOTES:	All items referring to loans & leases include loans held for sale & are net of unearned income.
* Current quarter information is estimated.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in thousands)	6/30/01		3/31/01		12/31/00		9/30/00		6/30/00

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$573,877		$550,599		$532,344		$515,806		$511,066
Allowance for acquired loans	9,470		10,084		12,934		--		--
Provision for loan & lease losses	43,898		41,026		46,398		39,303		29,076
Charge-offs	(47,777)		(39,132)		(52,199)		(30,435)		(32,808)
Recoveries	9,458		11,300		11,122		7,670		8,472

Net charge-offs	(38,319)		(27,832)		(41,077)		(22,765)		(24,336)

Ending balance	$588,926		$573,877		$550,599		$532,344		$515,806

Nonperforming Assets
Nonaccrual loans & leases	$236,387		$189,642		$167,249		$138,192		$134,650

Foreclosed real estate	24,989		31,325		29,324		22,831		19,585
Other foreclosed property	20,068		22,681		16,903		16,042		13,694
Restructured loans	324		2,261		492		445		501
Nonperforming assets	$281,768		$245,909		$213,968		$177,510		$168,430
Loans 90 days or more past due
& still accruing	$82,507		$79,780		$75,191		$77,108		$64,767
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.19%		.18%		.18%		.19%		.16%
Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.53%		.44%		.39%		.34%		.34%
Nonperforming assets as a percentage of:
Total assets	.44		.39		.34		.30		.29
Loans & leases plus
foreclosed property	.63		.56		.50		.44		.42
Net charge-offs as a percentage of
average loans & leases	.35		.26		.40		.23		.25
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.29		.21		.34		.19		.21
Allowance for loan & lease losses as
a percentage of loans & leases	1.32		1.31		1.29		1.31		1.29
Ratio of allowance for loan & lease losses to:
Net charge-offs	3.83	x	5.08	x	3.37	x	5.88	x	5.27	x
Nonaccrual and restructured loans & leases	2.49		2.99		3.28		3.84		3.82

	As of / for the Six Months Ended				Increase (Decrease)
	6/30/01		6/30/00		$	%

Allowance For Loan & Lease Losses
Beginning balance	$550,599		$502,522		$48,077	9.6%
Allowance for acquired loans	19,554		1,378		18,176	NM
Provision for loan & lease losses	84,924		56,526		28,398	50.2
Charge-offs	(86,909)		(62,715)		(24,194)	(38.6)
Recoveries	20,758		18,095		2,663	14.7

Net charge-offs	(66,151)		(44,620)		(21,531)	(48.3)

Ending balance	$588,926		$515,806		$73,120	14.2

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.31%		.23%
Ratio of allowance for loan & lease losses to
net charge-offs	4.42	x	5.72	x

	For the Quarter Ended
(Dollars in thousands)	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	7.17%	7.27%	7.33%	7.22%	6.72%
Loans & leases	8.59	9.19	9.55	9.46	9.33

Total earning assets	8.23	8.69	8.97	8.86	8.63

Interest expense:
Interest-bearing deposits	4.43	4.91	5.06	4.97	4.65
Short-term borrowed funds	4.25	5.51	6.36	6.32	5.99
Long-term debt	5.60	5.79	6.17	6.18	6.06

Total interest-bearing liabilities	4.65	5.16	5.44	5.35	5.06

Net yield on earning assets	4.10%	4.10%	4.18%	4.17%	4.21%

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Excludes net charge-offs and average loans from BB&T's consumer finance subsidiaries.
	(2)	Fully taxable equivalent yields. Securities yields calculated based on amortized cost.
	NM	- not meaningful

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended		Increase (Decrease)
(Dollars in thousands)	6/30/01	6/30/00	$	%

SELECTED BALANCES EXCLUDING PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$23,471,599	$21,004,637	$2,466,962	11.7%
Consumer loans	10,724,318	10,243,581	480,737	4.7
Revolving credit loans	848,499	712,859	135,640	19.0
Mortgage loans (2)	10,103,720	8,451,314	1,652,406	19.6
Total loans & leases	45,148,136	40,412,391	4,735,745	11.7
Noninterest-bearing deposits (3)	5,259,768	5,245,451	14,317	0.3
Interest-bearing transaction accounts	14,103,175	13,241,708	861,467	6.5
CD's and other time deposits	20,216,657	19,210,761	1,005,896	5.2
Total deposits	$39,579,600	$37,697,920	$1,881,680	5.0%

	For the Six Months Ended		Increase (Decrease)
(Dollars in thousands)	6/30/01	6/30/00	$	%

SELECTED RECURRING INCOME STATEMENT ITEMS EXCLUDING PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$1,169,750	$1,122,348	$47,402	4.2%

Noninterest income
Service charges on deposits	$156,228	$131,056	$25,172	19.2%
Mortgage banking income	80,567	52,524	28,043	53.4
Investment banking & brokerage fees & commissions	83,155	87,585	(4,430)	(5.1)
Trust revenue	46,754	38,385	8,369	21.8
Agency insurance commissions	66,183	64,118	2,065	3.2
Other insurance commissions	6,131	7,145	(1,014)	(14.2)
Other nondeposit fees & commissions	85,630	70,161	15,469	22.0
Securities gains (losses), net	6,651	(46)	6,697	NM
Other income	48,835	45,094	3,741	8.3
Total noninterest income	580,134	496,022	84,112	17.0
Noninterest expense
Personnel expense	492,043	472,526	19,517	4.1
Occupancy & equipment expense	134,922	130,242	4,680	3.6
Other noninterest expense	251,100	267,586	(16,486)	(6.2)
Total noninterest expense	$878,065	$870,354	$7,711	0.9%

NOTES:	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions purchased during 2001 and 2000.
	(2)	Excludes the impact of mortgage loan securitization programs in both 2001 and 2000.
	(3)	Excludes the impact of the outsourcing of official checks.
	NM	- not meaningful

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date:       July 12, 2001